Exhibit 10.6

LOCK-UP AGREEMENT

___________ __, 2023

Ladies and Gentlemen:

The undersigned (the “Holder”) irrevocably agrees with Creek Road Miners, Inc. (the “Company”) that, until one hundred twenty (120) days after the date hereof (such period, the “Restriction Period”) the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, the aggregate of 50% of the Securities (as defined below). As used herein, “Securities” shall mean (i) the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) the shares of Common Stock issuable upon the conversion, exchange or exercise of securities of the Company identified on Schedule A hereto, in each case, beneficially owned or held by the undersigned. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities provided that (1) the Company receives a signed lock-up letter agreement (in the form of this Letter Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, (2) any such transfer shall not involve a disposition for value, (3) such transfer is not required to be reported with the Securities and Exchange Commission in accordance with the Exchange Act and no report of such transfer shall be made voluntarily, and (4) neither the undersigned nor any donee, trustee, distributee or transferee, as the case may be, otherwise voluntarily effects any public filing or report regarding such transfers, with respect to transfers:

i)	as a bona fide gift or gifts;

ii)	to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii)	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

iv)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate of the undersigned or (b) in the form of a distribution to limited partners, limited liability company members or stockholders of the undersigned;

v)	if the undersigned is a trust, to the beneficiary of such trust;

vi)	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned; or

vii)	of securities purchased in open market transactions after the date hereof.

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict the delivery of shares of Common Stock to the undersigned upon the exercise of warrants or convertible preferred shares; provided that such shares of Common Stock delivered to the undersigned in connection with such exercise are subject to the restrictions set forth in this Letter Agreement.

The Holder hereby agrees that, subject to the prohibition on trading of the aggregate of 50% of the Securities during the Restriction Period pursuant to the first paragraph hereof, the Holder shall have the right to effect only open market sales in compliance with the manner of sale provisions of Rule 144(f) of the Securities exclusively in the following circumstance: the Holder may sell an aggregate daily amount of Securities not to exceed 1% for each $100,000 invested by the Holder pursuant to that certain Securities Purchase Agreement dated on or about the date hereof among the Company, the Holder and the other purchasers named therein, of the average daily volume of the trading day on which the open market sales of the Securities occurs, subject to all of the other prohibitions on sales and transfers detailed in this Agreement.

If the Company, at any time while this Agreement is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of Company’s Common Stock, (ii) subdivides outstanding shares of Company’s Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Company’s Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the price per share of Common Stock shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares that can be sold during the Restriction Period shall be proportionately adjusted. Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Company to complete certain financings and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of such financings.

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This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at 35 E Horizon Ridge Pkwy, Ste 110 - 502, Henderson, Nevada 89002-7906 and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and any Holder and that no Holder is entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Company. This Letter Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

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This Letter Agreement shall become effective upon the execution hereof by the parties hereto.

Signature

Print Name

Position in Company, if any

Date: _____________________

Address for Notice:

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By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

Creek road miners, Inc.

By:
Name:	John D. Maatta
Title:	Chief Executive Officer

Date:

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Schedule A

Securities Beneficially Owned or Held by Holder

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